Exhibit 10.13

                          MICROCOM, INC.
               STOCK OPTION AND STOCK PURCHASE PLAN
     Amended and Restated Effective as of January 26, 1996


              1.   Purpose.  The purpose of this Plan is to

advance the interests of Microcom, Inc. (the "Company") by

providing an opportunity to selected key employees and directors of and consultants to the Company, its parent, if any, and its subsidiaries to purchase shares of the Company's common stock,

$.01 par value per share (the "Common Stock").  By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, consultants and directors of training,

experience and ability.  It is intended that this purpose will be effected by granting stock purchase authorizations, "incentive stock options" which will qualify under the provisions of Section

422 of the Internal Revenue Code of 1986, as it may be amended

(the "Code"), and non-statutory stock options.

              2.   Effective Date.  This Plan originally became

effective on May 25, 1982, the date it was adopted by the Board of Directors of the Company (the "Board"), and was subsequently amended and restated effective as of March 31, 1987, March 31,

1989, January 9, 1990, April 17, 1992, and June 8, 1994.  The

amendments made by this amendment and restatement are effective as of January 26, 1996, the date they were adopted by the Board.



              3.   Stock Subject to the Plan.  Only shares of

Common Stock shall be subject to options and purchase

authorizations granted hereunder.  The maximum number of shares of Common Stock that may be subject to options and purchase

authorizations under the Plan shall be 5,528,000 (the "Plan

Limit").  Any shares of Common Stock withheld by the Company on or after April 26, 1991 in connection with the exercise of

options or purchase authorizations to satisfy tax withholding requirements or to pay the exercise price of such options or purchase authorizations shall be counted toward the Plan Limit.

Any shares subject to an option or purchase authorization which for any reason expires or is terminated unexercised as to such shares and any shares reacquired by the Company pursuant to a repurchase right may again be the subject of an option or

purchased under the Plan and will not be counted toward the Plan

Limit; provided, in the case of shares reacquired by the Company pursuant to a repurchase right, the holder thereof did not

receive any benefits with respect to the ownership thereof other

than voting rights.     The shares delivered upon exercise of

options or purchase authorizations under this Plan may, in whole or in part, be either authorized but unissued shares or issued shares reacquired by the Company.

              4.   Administration.  This Plan shall be

administered by a committee (the "Committee") consisting of two

(2) or more members of the Board, all of whom are both (i)

"outside directors" within the meaning of Section 162(m) of the

Code, and (ii) "disinterested persons" within the meaning of Rule

16b-3(c)(2)(i) under the Securities Exchange Act of 1934.

Subject to the provisions of this Plan, the Committee shall have


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full power to (i) construe and interpret the Plan, (ii)

establish, amend and rescind rules and regulations for its

administration, (iii) establish, amend and waive the terms and conditions of individual options and purchase authorizations granted hereunder, including, without limitation, terms and

conditions relating to vesting, exercisability and effect of termination of employment by the Company.

              5.   Eligible Participants.  Options may be granted

to such key employees, directors or consultants of the Company,

its parent, if any, or of any of its subsidiaries as are selected by the Committee; provided that incentive stock options shall only be granted to employees of the Company, its parent, if any,

or of any of its subsidiaries.  Stock purchase authorizations shall only be granted to key employees and consultants of the

Company.

              6.   Duration of the Plan.  This Plan shall

terminate on May 25, 2002, unless terminated earlier pursuant to

Paragraph 13 hereafter, and no options or purchase authorizations may be granted thereafter.

              7.   Restrictions on Incentive Stock Options.

Incentive stock options granted under this Plan shall be subject to the following restrictions:

                   (a)  Limitation on Number of Shares.  (i) With

respect to incentive stock options granted before January 1,

1987, the aggregate fair market value, determined as of the date the incentive stock option is granted, of the shares for which an


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employee may be granted options in any calendar year shall not exceed $100,000 plus any "unused limit carryovers," as that term was defined under Section 422A(c)(4) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of

1986), available in such year; or (ii) for incentive stock

options granted after December 31, 1986, the aggregate fair

market value, determined as of the date the incentive stock

option is granted, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.  In the event that such employee is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a

subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

                   (b)  10% Stockholder.  If any employee to whom

an incentive stock option is granted pursuant to the provisions of the Plan is on the date of the grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than

10% of the total combined voting power of all classes of stock of the Company, its parent, if any, or subsidiaries, then the

following special provisions shall be applicable to the incentive stock option granted to such employee:


                   (i)  The option price per share subject to
                        such incentive stock option shall not be less than 110% of the fair market value

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                        of one share on the date of grant; and

                   (ii) The incentive stock option shall not have
                        a term in excess of five (5) years from
                        the date of grant.



                   (c)  Effect of Other Outstanding Incentive

Options.  No incentive option granted before January 1, 1987 shall be exercisable by any participant while there is

"outstanding," within the meaning of former Section 422A(c)(7) of the Code (as in effect immediately prior to the Tax Reform Act of

1986), any incentive stock option which was granted to the

participant before the granting of the incentive stock option under this Plan and which permits the participant to purchase stock in (i) the Company, (ii) a corporation which (at the time of the granting of the incentive stock option under this Plan) is a parent or subsidiary of the Company, or (iii) a predecessor corporation of any of such corporations.

              8.   Individual Participant Limitation.  Any other

provision of this Plan notwithstanding, the number of shares of

Common Stock for which options or purchase authorizations may be granted in any single fiscal year of the Company to any

participant shall not exceed 50,000; provided, however, that in the case of newly hired employees only, the Company may make a one-time option or purchase authorization grant for up to an additional 350,000 shares (the "Individual Limit").  For purposes of the foregoing limitation, if an option or purchase

authorization is cancelled, the cancelled option or purchase


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authorization shall continue to be counted against the Individual

Limit; if after grant the exercise price of an option or purchase authorization is modified, the transaction shall be treated as the cancellation of the option or purchase authorization.  In any such case, both the option or purchase authorization that is cancelled and the option or purchase authorization deemed to be granted shall be counted against the Individual Limit.

              9.   Terms and Conditions of Options and Purchase

Authorizations.  Options and purchase authorizations granted under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Committee shall

determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

                   (a)  Price.  Subject to the condition of

Paragraph 7(b), if applicable, the purchase price per share of stock payable upon the exercise of each incentive stock option granted hereunder shall be not less than 100% of the fair market value of the stock on the day the option is granted.  The

purchase price per share of stock payable on exercise of each non-statutory stock option or purchase authorization shall be determined by the Committee.  Fair market value shall be

determined in accordance with procedures to be established in good faith by the Committee and, with regard to incentive stock options, in conformity with regulations issued by the Internal

Revenue Service with regard to such incentive stock options.

                   (b)  Number of Shares.  Subject to Paragraph


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8, each option or purchase authorization shall specify the number of shares to which it pertains.



                   (c)  Exercisability.  Subject to Paragraph

7(c), each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such option;

provided, however, that no option shall be exercisable with

respect to any shares later than ten (10) years after the date of the grant of such option.  Each purchase authorization shall be immediately exercisable in full or in part for such period as the

Committee may determine at the time it grants such purchase

authorization; provided, however, that no purchase authorization shall be exercisable with respect to any shares later than three

(3) months after the date of grant of such purchase

authorization.

                   (d)  Notice of Exercise and Payment.  An

option or purchase authorization shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to

accept such notices on its behalf, specifying the number of

shares for which it is exercised.  If said shares are not at that time effectively registered under the Securities Act of 1933, as amended, the participant shall include with such notice a letter,

in form and substance satisfactory to the Company, confirming that the shares are being purchased for the participant's own


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account for investment and not with a view to distribution.

Payment shall be made in full at the time of delivery to the participant of a certificate or certificates covering the number of shares for which the option or purchase authorization was exercised.  Payment shall be made either by (i) cash or check,

(ii) if permitted by the Committee, by delivery and assignment to the Company of shares of Company stock, (iii) if permitted by the

Committee, by delivery to the Company or irrevocable instructions to a broker to (a) either sell the shares subject to the option or purchase authorization being exercised or hold such shares as collateral for a margin loan and (b) properly deliver to the

Company the amount of the sale or loan proceeds required to pay the exercise price or purchase price, as the case may be, or (iv)

by a combination (i), (ii) and (iii).  The value of the Company stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.  Payment option

(iii) shall not be available with respect to incentive stock options granted prior to June 8, 1994.

                   (e)  Withholding Taxes; Delivery of Shares.

The Company's obligation to deliver shares of Common Stock upon exercise of an option or purchase authorization, in whole or in part, shall be subject to the participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations.  The participant may satisfy the

obligation, in whole or in part, by electing to (1) have the


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Company withhold shares of Common Stock or (2) deliver to the

Company already-owned shares of Common Stock, having a value equal to the amount required to be withheld; provided, however,

that participants who are subject to the requirements of Section

16 of the Securities Exchange Act of 1934 ("Section 16 Persons")

shall not have the benefit of the foregoing election but rather the Company shall, in all cases where tax withholding is required with respect to such participants, withhold shares of Common

Stock having a value equal to such withholding obligations.  The value of shares to be withheld or delivered shall be based on the fair market value of the shares on the date the amount of tax to be withheld is to be determined (the "Tax Date").  The election by a participant who is not a Section 16 Person to have shares withheld for this purpose will be subject to the following

restrictions: (1) the election must be made prior to the Tax

Date, (2) the election must be irrevocable, and (3) the election will be subject to the disapproval of the Committee.

                   (f)  Non-Transferability.  No option or

purchase authorization shall be transferable by a participant otherwise  than by will or by the laws of descent and

distribution, and each option or purchase authorization shall be exercisable during a participant's lifetime only by him.

                   (g)  Termination.  Each option or purchase

authorization shall terminate and may no longer be exercised fifteen (15) days after the participant ceases for any reason to perform services for the Company, its parent, if any, or a


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subsidiary, except that, with respect to options (but not

purchase authorizations):


                (i)     if the participant ceases to perform
                        services for any reason other than cause, resignation or other voluntary action before his eligibility to retire, disability or death, he may at any time within a period of three (3) months after such cessation of services exercise his option to the extent that the option was exercisable by him on the date he ceased to perform services.

               (ii) if the participant ceases to perform services because of disability within the meaning of Section 22(e)(3) of the Code, he may at any time within a period of one
                        (1) year and one (1) day (one (1) year in the case of incentive stock options) after such cessation of services exercise his option to the extent that the option was exercisable by him on the date he ceased to perform services; and

              (iii) if the participant ceases to perform services because of death, the option, to the extent that the participant was entitled to exercise it on the date of his death, may be exercised within a period of one (1) year and one (1) day (one (1) year in the case of incentive stock options) after the participant's death by the person or persons to whom the participant's rights under the option shall pass by will or by the laws of descent and distribution;

and except that, with respect to purchase authorizations (but not options), such purchase authorizations will remain exercisable for their stated term in the event a participant ceases to

perform services by reason of disability or death; provided,

however, that no option or purchase authorization may be

exercised to any extent by anyone after the date of its


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expiration.  Notwithstanding the provisions above in this

Paragraph 9(g), the Committee may, in its sole discretion,

establish different terms and conditions pertaining to the effect of a participant's termination of employment by the Company.

                   (h)  Rights as Shareholder.  The participant

shall have no rights as a shareholder with respect to any shares covered by his option or purchase authorization until the date of issuance of a stock certificate to him for such shares.

              10.  Stock Dividends; Stock Splits; Stock

Combinations; Recapitalizatons.  Appropriate adjustment shall be made in the maximum number of shares of Common Stock subject to the Plan and in the number, kind, and option price of shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations,

recapitalizations and other similar changes in the capital

structure of the Company after the effective date of the Plan.

              11.  Merger; Sale of Assets; Dissolution.  In the

event of a change of the Common Stock resulting from a merger of similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options or purchase authorizations granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to

prevent substantial dilution or enlargement of the rights

available or granted hereunder.  Except as otherwise determined


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by the Board, a merger or a similar reorganization which the

Company does not survive or a sale of all or substantially all of the assets of the Company shall cause every option and purchase authorization outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.



              12.  Definitions.

                   (a)  The term "employee" shall have, for

purposes of this Plan, the meaning ascribed to it under Section

3401(c) of the Code and the regulations promulgated thereunder;

the term "key employees" means those executive, administrative or managerial employees who are determined by the Committee to be eligible for options under this Plan.

                   (b)  The term "participant" means a key

employee, consultant or Director to whom an option or purchase authorization is granted under this Plan.

                   (c)  The term "parent" shall have, for

purposes of this Plan, the meaning ascribed to it under Section

424(e) of the Code and the regulations promulgated thereunder.

                   (d)  The term "subsidiary" shall have, for

purposes of this Plan, the meaning ascribed to it under Section

424(f) of the Code and the regulations promulgated thereunder.

              13.  Termination or Amendment of Plan.  The Board

may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further


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action on the part of the shareholders of the Company, provided that:

                   (a)  no such termination or amendment shall

adversely affect or impair any then outstanding option or

purchase authorization without the consent of the participant holding such option or purchase authorization;

                   (b)  any such amendment which (i) increases

the maximum number of share subject to this Plan, (ii) changes the class of individuals eligible to participate in the Plan or

(iii) materially increases the benefits accruing to participants in the Plan shall be subject to approval by shareholders of the

Company within one (1) year from the effective date of such

amendment and shall be null and void if such approval is not obtained; and

                   (c)  no such amendment shall be made that

would cause the incentive stock options granted hereunder to fail to qualify as incentive stock options under the Code.



















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